CERTAIN IDENTIFIED INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED Exhibit 10.35 THIRD LEASE MODIFICATION AGREEMENT THIS THIRD LEASE MODIFICATION AGREEMENT, made as of this 29th day of January, 2024 by and between HARTZ METRO LEASEHOLD I LLC, a New Jersey limited liability company, having an office at 500 Plaza Drive, Sixth Floor, Secaucus, New Jersey 07094 (hereinafter referred to as "Landlord") and RENT THE RUNWAY, INC., a Delaware corporation having an office at 10 Jay Street, Brooklyn, New York 11201 (hereinafter referred to as "Tenant"). WITNESSETH: WHEREAS, by Agreement of Lease dated July 7, 2014 and corresponding Rider, as amended by Lease Modification Agreement (“First Modification”) dated April 28, 2020 and Second Modification Agreement dated as of September 2, 2020 (collectively the "Lease"), Landlord leased to Tenant and Tenant hired from Landlord 165,993 square feet of Floor Space premises located at 100 Metro Way, Secaucus, New Jersey (hereinafter the "Demised Premises"); and WHEREAS, Landlord and Tenant wish to modify the Lease to extend the Term of the Lease for an additional five (5) years, and amend the Lease accordingly; NOW, THEREFORE, for and in consideration of the Lease, the mutual covenants herein contained and the consideration set forth herein, the parties agree as follows: 1. Preamble. The foregoing preambles are hereby incorporated by reference herein and made a part hereof. 2. Definitions. All capitalized terms not defined and used herein shall have the same meaning ascribed to them in the Lease. 3. Extension Term. The expiration of the Term is hereby extended for a period of five (5) years (said period is hereinafter referred to as the "Second Extended Period") commencing September 1, 2024 and expiring August 31, 2029. Tenant acknowledges that the Tenant shall be deemed to have exercised its renewal option with respect to the Second Extended Period and that Tenant has no option to extend the Term of the Lease beyond August 31, 2029.

2 4. Fixed Rent for the Second Extended Period. The Fixed Rent during the Second Extended Period shall be as follows: Time Period PSF Annual Fixed Rent Monthly Fixed Rent September 1, 2024 – August 31, 2025 *** *** *** September 1, 2025 – August 31, 2026 *** *** *** September 1, 2026 - August 31, 2027 *** *** *** September 1, 2027 – August 31, 2028 *** *** *** September 1, 2028 – August 31, 2029 *** *** *** 5. No Broker. Tenant represents that no broker was instrumental in bringing about or consummating this Third Lease Modification Agreement. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions with respect to this Third Lease Modification Agreement or the subject matter hereof, and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, arising out of or in connection with any conversations or negotiations had by Tenant with any broker, including but not limited to, CBRE. Landlord agrees to indemnify, defend and hold harmless Tenant against and from any claims for brokerage commissions with respect to this Third Lease Modification Agreement or the subject matter hereof, and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, arising out of or in connection with any conversations or negotiations had by Landlord with any broker other than CBRE. 6. Binding Effect. Except as modified herein, the terms, conditions and covenants of the Lease shall remain in full force and effect during the Second Extended Period, and shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and permitted assigns. The paragraph headings herein contained are for convenience and shall not be deemed to govern or control the substance hereof. 7. Governing Law. This Third Lease Modification Agreement shall be governed and construed under the laws of the State of New Jersey. 8. Inconsistency. Except as modified herein, the terms, conditions and covenants of the Lease shall remain unchanged and otherwise in full force and effect, and are hereby ratified and reaffirmed. In the event of an inconsistency between this Third Lease

3 Modification Agreement and the Lease, the terms herein shall control. 9. Counterparts. This Third Lease Modification Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. Executed copies hereof may be validly executed and delivered by facsimile or by email in a PDF attachment and/or by electronic signature, and upon receipt, shall be deemed originals and binding upon the parties hereto. Without limiting or otherwise affecting the validity of executed copies hereof that have been delivered by facsimile or by email in a PDF attachment and/or by electronic signature, the parties shall use diligent efforts to deliver originals as promptly as possible after execution. Each party agrees that the electronic signatures of the parties, whether digital or encrypted, are intended to authenticate this writing and to have the same force and effect as manual wet ink signatures. IN WITNESS WHEREOF, the parties hereto have caused this Third Lease Modification Agreement to be duly executed as of the day and year first above written. ("Landlord") HARTZ METRO LEASEHOLD I LLC, a New Jersey limited liability company BY: Hartz Mountain-Metropolitan, a New Jersey general partnership By: Hartz Mountain Industries, Inc., a New York corporation By: /s/Phillip R. Patton Phillip R. Patton Executive Vice President ("Tenant") RENT THE RUNWAY, INC., a Delaware corporation By: /s/ Jennifer Hyman Name: Jennifer Hyman Title: CEO Copyright © Hartz Mountain Industries, Inc. 2024. All Rights Reserved. No portion of this document may be reproduced without the express written consent of Hartz Mountain Industries, Inc.